Management Presentation
February 25, 2010

Fourth Quarter 2009 Results

MDC PARTNERS

MDC PARTNERS

Forward Looking Statements and Other Information

This presentation, including our "2010 Financial Outlook", contains forward-looking statements. The Company's representatives may also make forward-looking statements orally from time to time. Statements in this presentation that are not historical facts, including statements about the Company's beliefs and expectations, recent business and economic trends, potential acquisitions, estimates of amounts for deferred acquisition consideration and "put" option rights, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following:

- risks associated with effects of national and regional economic conditions;
- the Company's ability to attract new clients and retain existing clients;
- the financial success of the Company's clients;
- the Company's ability to remain in compliance with its debt agreements and the Company's ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to "put" option rights;
- the successful completion and integration of acquisitions which compliment and expand the Company's business capabilities; and
- foreign currency fluctuations.

The Company's business strategy includes ongoing efforts to engage in material acquisitions of ownership interests in entities in the marketing communications services industry. The Company intends to finance these acquisitions by using available cash from operations and through incurrence of bridge or other debt financing, either of which may increase the Company's leverage ratios, or by issuing equity, which may have a dilutive impact on existing shareholders proportionate ownership. At any given time the Company may be engaged in a number of discussions that may result in one or more material acquisitions. These opportunities require confidentiality and may involve negotiations that require quick responses by the Company. Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of the Company's securities.

Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Annual Report on Form 10-K under the caption "Risk Factors" and in the Company's other SEC filings.

MDC PARTNERS

2009 Actual Results vs. Guidance

(US$ in millions)	2009 Guidance	2009 Actual Results
Revenue	$545 - $575 million	$545.9
MDC EBITDA	$63 - $65 million	$64.8
Free Cash Flow	$39 - $40 million	$40.9
+ Change in Working Capital and Other	$15 - $20 million	$14.3
Total Free Cash Flow	$54 - $60 million	$55.2

Note: See appendix for definitions of non-GAAP measures.

Summary of Consolidated Results

(US$ in millions, except percentages)

	Three Months Ended December 31,			Year Ended December 31,		
	2009	2008	% Change	2009	2008	% Change
Revenue	$ 149.7	$ 144.7	*3.4* %	$ 545.9	$ 584.6	*(6.6)* %
Operating Expenses						
Cost of services sold	94.7	99.7	*(5.1)* %	354.3	392.1	*(9.6)* %
Office and general expenses	44.2	35.0	*26.2* %	136.9	137.8	*(0.6)* %
Depreciation and amortization	11.8	8.6	*36.5* %	34.5	34.4	*0.2* %
Operating Income (Loss)	(0.9)	1.4	*(167.9)* %	20.2	20.3	*(0.5)* %
Other income (expense)	(9.8)	4.2		(23.8)	(0.0)	
Income tax expense	(5.2)	4.0		(8.5)	(2.4)	
Equity in earnings of non-consolidated affiliates	(0.3)	0.1		(0.0)	0.3	
Income (Loss) from Continuing Operations	(16.2)	9.7		(12.1)	18.3	
Loss from discontinued operations attributable to MDC Partners Inc., net of taxes	(0.5)	(3.3)		(0.9)	(10.0)	
Net Income (Loss)	(16.7)	6.4		(13.0)	8.3	
Net income attributable to the non-controlling interests	(1.8)	(1.6)		(5.4)	(8.1)	
Net Income (Loss) Attributable to MDC Partners Inc.	$ (18.5)	$ 4.7		$ (18.3)	$ 0.1	

Amounts and percentages may not foot due to rounding.

MDC PARTNERS

Summary of Segment Results – Revenue

(US$ in millions, except percentages)

	Three Months Ended December 31,			Twelve Months Ended December 31,		
	2009	2008	*% Change*	2009	2008	*% Change*
Revenue						
Strategic Marketing Services	$ 106.0	$ 92.8	*14.3 %*	$ 371.4	$ 363.6	*2.2 %*
Performance Marketing Services	43.7	51.9	*(15.9) %*	174.5	221.1	*(21.1) %*
Total Revenue	$ 149.7	$ 144.7	*3.4 %*	$ 545.9	$ 584.6	*(6.6) %*

Amounts and percentages may not foot due to rounding.

MDC PARTNERS

Fourth Quarter 2009 Revenue Growth by Segment

	Strategic Marketing Services	Performance Marketing Services	Weighted Average Total
Organic Growth	12.5%	-18.5%	1.4%
Foreign Exchange Growth	1.7%	2.6%	2.0%
Total	14.3%	-15.9%	3.4%

2009 Revenue Growth by Segment

	Strategic Marketing Services	Performance Marketing Services	Weighted Average Total
Organic Growth	3.0%	-19.5%	-5.5%
Foreign Exchange Growth	-0.9%	-1.5%	-1.1%
Total	2.1%	-21.1%	-6.6%

MDC PARTNERS

Summary of Segment Results – EBITDA

(US$ in millions, except percentages)

	Three Months Ended December 31,			Twelve Months Ended December 31,		
	2009	2008	*% Change*	2009	2008	*% Change*
EBITDA						
Strategic Marketing Services	$ 20.0	$ 18.0	*11.5 %*	$ 70.2	$ 58.6	*19.8 %*
margin	*18.9%*	*19.3%*		*18.9%*	*16.1%*	
Performance Marketing Services	3.6	5.1	*(30.3) %*	12.2	23.6	*(48.3) %*
margin	*8.2%*	*9.9%*		*7.0%*	*10.7%*	
Marketing Communications	23.6	23.1	*2.2 %*	82.4	82.2	*0.2 %*
margin	*15.8%*	*16.0%*		*15.1%*	*14.1%*	
Corporate Expenses	(3.5)	(4.4)	*20.2 %*	(12.3)	(13.0)	*6.0 %*
Total EBITDA	$ 20.1	$ 18.7	*7.4 %*	$ 70.2	$ 69.2	*1.4 %*
margin	*13.4%*	*12.9%*		*12.9%*	*11.8%*	

Amounts and percentages may not foot due to rounding.

MDC PARTNERS

Summary of Segment Results – MDC's Share of EBITDA

(US$ in millions, except percentages)

	Three Months Ended December 31,			Twelve Months Ended December 31,		
	2009	2008	*% Change*	2009	2008	*% Change*
MDC EBITDA						
Strategic Marketing Services	$ 19.1	$ 16.9	*13.2* %	$ 65.6	$ 53.3	*23.0* %
Performance Marketing Services	2.7	4.6	*(41.3)* %	11.5	20.8	*(44.7)* %
Marketing Communications	21.8	21.5	*1.5* %	77.1	74.1	*4.0* %
Corporate	(3.5)	(4.4)	*20.2* %	(12.3)	(13.0)	*6.0* %
Total MDC EBITDA	$ 18.3	$ 17.1	*7.0* %	$ 64.8	$ 61.0	*6.1* %

Amounts and percentages may not foot due to rounding.

MDC PARTNERS

Free Cash Flow

(US$ in millions)	Three Months Ended December 31, 2009	Three Months Ended December 31, 2008	Twelve Months Ended December 31, 2009	Twelve Months Ended December 31, 2008
MDC EBITDA	$18.3	$17.1	$64.8	$61.0
Capital Expenditures	(2.9)	(4.0)	(6.2)	(14.4)
Cash Taxes	0.1	(0.1)	(0.4)	(1.0)
Cash Interest, net and other	(9.1)	(3.9)	(17.3)	(12.7)
Free Cash Flow	**$6.4**	**$9.2**	**$40.9**	**$32.9**

Amounts and percentages may not foot due to rounding.

MDC PARTNERS

Summary Cash Flow Data

(US$ in millions)	Twelve Months Ended December 31, 2009	2008
Cash flows provided by continuing operating activities	$60.7	$60.9
Discontinued operations	(0.8)	(3.5)
Net cash provided by operating activies	**$59.9**	**$57.4**
Cash flows used in continuing investing activities	($66.2)	($49.6)
Discontinued operations	-	(0.5)
Net cash used in investing activities	**($66.2)**	**($50.2)**
Net cash provided by financing activities	**$20.0**	**$23.5**
Effect of exchange rate changes on cash and cash equivalents	($3.1)	$0.2
Net increase in cash and cash equivalents	**$10.6**	**$30.9**

Amounts and percentages may not foot due to rounding.

MDC PARTNERS

Liquidity

Available Liquidity at December 31, 2009

(US$ in millions)

Commitment Under Facility	$	75.0
Letters of Credit		4.7
Funds Available Under Facility	$	70.3
Total Cash		51.9
Liquidity	$	122.2

MDC PARTNERS

Temporal Put Obligations and Impact on EBITDA

(US$ in millions)	Estimated Put Impact at December 31, 2009			
	Payment Consideration			Incremental
	Cash	Stock	Total	EBITDA in Period
2010	$7.9	$0.3	$8.2	$1.7
2011	1.9	0.7	2.6	0.7
2012	9.4	0.5	9.9	1.6
2013	3.2	0.8	4.0	0.6
Thereafter	4.3	0.5	4.8	0.5
Total	$26.7	$2.8	$29.5	$5.1
	Effective Multiple			5.8

Note: Excludes put rights of $3.6 million exercisable pursuant to termination of employment.

MDC PARTNERS

Earnout Obligations

	Estimated Earnout Impact at December 31, 2009		
	Payment Consideration		
(US$ in millions)	Cash	Stock	Total
2010	$20.5	$0.0	$20.5
2011	0.7	0.0	0.7
2012	2.3	0.0	2.3
Thereafter	7.2	0.0	7.2
Total	$30.6	$0.0	$30.6

MDC PARTNERS

Definition of Adjusted EBITDA

- Accounting changes now require:
  - Acquisitions – Third party deal costs expensed as incurred
  - Earnouts – Mark to market quarterly with changes flowing through the P&L
- Adjusted EBITDA = MDC EBITDA as reported + add back of Acquisition Deal Costs +/- impact of mark to market of Earnouts
- Example: 2009 MDC Results

(US$ in millions)	2009 Actual Results
MDC EBITDA	$64.8
+ Third Party Deal Costs Expensed	0.4
+/- Earnout Adjustments to P&L	0.0
Adjusted MDC EBITDA	**$65.2**

Note: See appendix for definitions of non-GAAP measures.

MDC PARTNERS

2010 Financial Outlook

	2010 Guidance *	Implied Year over Year Change
Revenue	$573 - $584 million	+5.0% to +7.0%
Adjusted MDC EBITDA	$69 - $71 million	+6.5% to +9.6%
Free Cash Flow	$35 - $37 million	(14.5%) to (9.6%)
+ Change in Working Capital and Other	$5 million	
Total Free Cash Flow	$40 - $42 million	

Note: See appendix for definitions of non-GAAP measures.

* Guidance does not take into consideration the reinvestment of the excess liquidity from the $300 million financing in October 2009.

Appendix

MDC PARTNERS

MDC PARTNERS

Balance Sheet: 2016 Senior Notes

Principal Amount	$225 Million
Date	October 23, 2009
Maturity	November 1, 2016 – 7 Year
Security	Unsecured
Coupon	11%
Ratings	Moody's - Corporate: B1; Notes: B2 S&P: Corporate: BB-; Notes: B+

MDC PARTNERS

Balance Sheet: Revolving Credit Facility

Amount	$75 Million
Type	Senior Secured
Maturity	October 23, 2014 – 5 Year
Facility Fee	50bps per annum
Drawn Rate	Prime + 300bps
Covenants	• Minimum EBITDA: $50 million • Fixed Charge Coverage Ratio: 1.25:1.0 • Senior Leverage Ratio: 2.0:1.0

MDC PARTNERS

Definition of Non-GAAP Measures

- **EBITDA:** EBITDA is a non-GAAP measure, that represents operating profit plus depreciation and amortization and stock-based compensation.
- **MDC's Share of EBITDA:** MDC's Share of EBITDA is a non-GAAP measure, that represents operating profit plus depreciation and amortization and stock-based compensation less net income attributable to noncontrolling interests.
- **Organic Growth:** Organic revenue growth is a non-GAAP measure that refers to growth in revenues from sources other than acquisitions or foreign exchange impacts.
- **Free Cash Flow:** Free cash flow is a non-GAAP measure that represents MDC EBITDA less capital expenditures, less net cash interest, less cash taxes plus realized cash foreign exchange gains and excludes capitalized costs related to the October 2009 refinancing.
- **Net Bank Debt:** Debt due pertaining to the revolving credit facility plus debt pertaining to the Senior Notes less total cash and cash equivalents.

Note: A reconciliation of Non-GAAP to US GAAP reported results has been provided by the Company in the tables included in the earnings release issued on February 24, 2010.